UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

April 14, 2023

Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Canadian Pacific Railway Limited

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on December 14, 2021, on the terms set forth in the Agreement and Plan of Merger, dated September 15, 2021, by and between Canadian Pacific Kansas City Limited (formerly Canadian Pacific Railway Limited and referred to herein as the “Company”), Cygnus Merger Sub 1 Corporation, a direct wholly owned subsidiary of the Company (“Surviving Merger Sub”), Cygnus Merger Sub 2 Corporation, a direct wholly owned subsidiary of Surviving Merger Sub (“First Merger Sub” and, together with Surviving Merger Sub, the “Merger Subs”) and Kansas City Southern (“Kansas City Southern”): (1) First Merger Sub merged with and into Kansas City Southern (the “First Merger”) with Kansas City Southern surviving the First Merger as a wholly owned subsidiary of Surviving Merger Sub, and (2) immediately following the effective time of the First Merger (the “Effective Time”), Kansas City Southern merged with and into Surviving Merger Sub (the “Second Merger,” and, together with the First Merger, the “Mergers”) with Surviving Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of the Company (“Second Surviving Corporation”). Upon the effective time of the Second Merger, Second Surviving Corporation was renamed “Kansas City Southern” and, as the successor company of Kansas City Southern, continued to own the assets of Kansas City Southern prior to the Effective Time. Following the consummation of the Mergers, the Company caused the contribution, directly and indirectly, of all of the outstanding shares of capital stock of the Second Surviving Corporation to Cygnus Holding Corp., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Holdco”), immediately following which Merger Holdco deposited all of the stock of the Second Surviving Corporation (the “Trust Stock”), as successor to Kansas City Southern, into an independent, irrevocable voting trust (the “Voting Trust”) subject to the terms and conditions of a voting trust agreement (the “Voting Trust Agreement”), by and among the Company, Merger Holdco and David L. Starling, and an assumption of voting trust agreement, by and among the Company, Merger Holdco and Ronald L. Batory (the “Trustee”) pending receipt of the final and non-appealable approval or exemption by the Surface Transportation Board (the “STB”) of the transactions contemplated by the Merger Agreement pursuant to 49 U.S.C. § 11323 et seq. (“STB Final Approval”).

As previously reported, on March 15, 2023, the Company received STB Final Approval, subject to certain conditions, and announced on March 17, 2023, its acceptance of STB Final Approval and intent to obtain control of Second Surviving Corporation, successor to Kansas City Southern, on April 14, 2023. Subsequently, on April 14, 2023 (the “Control Date”), the Voting Trust was terminated in accordance with the terms set forth in the Voting Trust Agreement, and the Company thereby obtained control of the Second Surviving Corporation, successor to Kansas City Southern (the “Control Acquisition”). Immediately after the occurrence of the Control Acquisition, the Company filed an amendment to its Articles of Incorporation and Canadian Pacific Railway Limited was renamed “Canadian Pacific Kansas City Limited”.

ITEM 1.02.	Termination of a Material Definitive Agreement.

To the extent required by Item 1.02 of Form 8-K, the information set forth in the Introductory Note is incorporated herein by reference

On the Control Date, the Voting Trust was terminated in accordance with the terms set forth in the Voting Trust Agreement, and the Company thereby obtained control of the Second Surviving Corporation, successor to Kansas City Southern.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by Item 5.02 of Form 8-K, the information set forth in the Introductory Note is incorporated herein by reference.

On April 10, 2023, the Company’s board of directors approved, subject to the occurrence of the Control Date, the new leadership team, as described on Company’s Current Report on Form 8-K filed with the SEC on March 17, 2023, including the appointments of: Keith Creel as President and Chief Executive Officer; Nadeem Velani as Executive Vice-President and Chief Financial Officer; John Brooks as Executive Vice-President and Chief Marketing Officer; and Mark Redd as Executive Vice-President and Chief Operating Officer; and Jeff Ellis as Executive Vice-President Chief Legal Officer and Corporate Secretary; effective as of the Control Date (such named officers, the “Senior Officers”).

The Senior Officers, individually or collectively, do not have direct or indirect material interests in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K, and there are no arrangements or understandings between the Senior Officers, individually or collectively, and any other person pursuant to which Senior Officers, individually or collectively, were selected to serve in their respective office. The Senior Officers are not related to any member of the Board or any executive officer of the Company.

For further information about the Senior Officers, please refer to the information regarding executive officers in Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 24, 2023, under “Information about our Executive Officers”, following Item 4. Mine Safety Disclosures.

In connection with the Control Acquisition, the previously announced leadership roles of the Company, and a review of market information Management Resources and Compensation Committee of the Board approved the following adjustments in compensation for the Company’s named executive officers, effective as of the Control Date: Messrs. Brooks and Redd received an increase of US$278,000 and US$510,400, respectively to their total target direct compensation, while Mr. Ellis’ total target direct compensation increased by CAD$476,778.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information set forth in the Introductory Note is incorporated herein by reference.

As previously disclosed, the Company held a special meeting of shareholders on December 8, 2021 (the “Special Meeting”), at which the Company’s shareholders approved, among other matters, a proposal to amend the Company’s Articles of Incorporation to change the name of the Company from “Canadian Pacific Railway Limited” or “Chemin de fer Canadien Pacifique Limitée” to “Canadian Pacific Kansas City Limited” or “Canadien Pacifique Kansas City Limitée”, respectively, or such other similar name as may be determined by the directors of the Company and is acceptable to the Director appointed under the Canada Business Corporations Act and all other regulatory authorities having jurisdiction in that regard (the “Name Change”). The Name Change was conditional upon the occurrence of the Control Date.

The Company filed an amendment to its Articles of Incorporation (the “Articles Amendment”) to effect the Name Change effective on April 14, 2023. In connection with the Name Change, the CUSIP number for the Company’s common shares will be changed to 13646K108. Trading of the Company’s common shares on the Toronto Stock Exchange and the New York Stock Exchange will continue under the existing ticker symbol “CP” and is expected to begin trading under the new name and new CUSIP on April 18, 2023.

The foregoing description of the Articles Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 8.01	Other Events.

On April 14, 2023, the Company issued a press release announcing the occurrence of the Control Acquisition and the Name Change. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 3.1	Articles of Amendment to Restated Certificate and Articles of Incorporation.

Exhibit 99.1	Press Release dated April 14, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements and Information

This communication includes certain forward looking statements and forward looking information (collectively, “FLI”) to provide the Company’s shareholders and potential investors with information about the Company and its subsidiaries and affiliates, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “will”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI.

Although we believe that the FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by these FLI, including, but not limited to, the following: the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the the satisfaction of the conditions imposed by the U.S. Surface Transportation Board in its March 15, 2023 decision; the success of integration plans; the focus of management time and attention on the CP-KCS transaction and other disruptions arising from the CP-KCS integration; changes in business strategy and strategic opportunities; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; the ability of management of the Company, its subsidiaries and affiliates to execute key priorities, including those in connection with the CP-KCS transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; ability to achieve commitments and aspirations relating to reducing greenhouse gas emissions and other climate-related objectives; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de Mexico, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather events, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains.

We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by the Company with Canadian and U.S. securities regulators, including any prospectus, material change report, management information circular or registration statement that have been or will be filed in connection with the transaction. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Forward Looking Statements” in the Company’s annual and interim reports on Form 10-K and 10-Q. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty.

Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this communication is expressly qualified in its entirety by these cautionary statements.

About Canadian Pacific Kansas City

Canadian Pacific Kansas City is a transcontinental railway in Canada, the United States and Mexico with direct links to major ports on the west and east coasts and in the south. CPKC provides North American customers a competitive rail service with access to key markets in every corner of the globe. CPKC is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpkc.ca to see the rail advantages of CPKC. CP-IR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023

CANADIAN PACIFIC KANSAS CITY LIMITED

	By:	/s/ Nizam Hasham
		Name:	Nizam Hasham
		Title:	Assistant Corporate Secretary